Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Hawkins, Inc. (the Company) on Form 10-K for the period ended April 2, 2017, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kathleen P. Pepski, Principal financial and accounting officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen P. Pepski
Kathleen P. Pepski
Vice President, Chief Financial Officer, and Treasurer
June 1, 2017